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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                December 4, 2003


                          EN POINTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     000-28052              75-2467002
--------------------------------  ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number) (I.R.S Employer
            incorporation)                                  Identification No.)

   100 N. Sepulveda Blvd., 19th Floor
           El Segundo, California                              90245
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (310) 725-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)




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Item 5.  Other Events and Regulation FD Disclosure.

         On December 4, 2003, Dr. Mansoor S. Shah and Mr. Timothy J. Lilligren were appointed to the Board of Directors of the Registrant, with the former also agreeing to serve the Registrant's compensation committee and the later agreeing to serve on the audit committee. A copy of the Registrant's press release regarding the appointments is incorporated herein by reference as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired: None.

         (b)      Pro Forma Financial Information: None.

         (c)      Exhibits:

                  Exhibit Number                Description

                  99.1 Press release of En Pointe Technologies, Inc. dated December 8, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          EN POINTE TECHNOLOGIES, INC.


Date:  December 12, 2003               By: /s/ Kevin D. Ayers
                                         -------------------------------
                                               Kevin D. Ayers
                                               Chief Financial Officer